Exhibit 10.1

LSC COMMUNICATIONS, INC.

2016 PERFORMANCE INCENTIVE PLAN

(as adopted by the Board of Directors on [●], 2016)

I.	General

1. Plan. To provide incentives to officers, other employees and other persons providing services to LSC Communications, Inc. (the “Company”) through rewards based upon the ownership or performance of the common stock, par value $0.01 per share, of the Company (“common stock”) or other performance measures, the Committee hereinafter designated may grant cash or bonus awards, stock options, stock appreciation rights (“SARs”), restricted stock, stock units or combinations thereof, to eligible participants, on the terms and subject to the conditions stated in this 2016 Performance Incentive Plan (the “Plan”). In addition, to provide incentives to members of the Board of Directors (the “Board”) who are not employees of the Company (“non-employee directors”), such non-employee directors are eligible to receive awards as set forth in Article V of the Plan. For purposes of the Plan, references to employment by or service to the Company also means employment by or service to a direct or indirect majority-owned subsidiary of the Company and employment by or service to any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest.

2. Eligibility. Officers and other employees of, and other persons providing services to the Company (“participants”) shall be eligible, upon selection by the Committee, to receive cash or bonus awards, stock options, SARs, restricted stock and stock units, either singly or in combination, as the Committee, in its discretion, shall determine. In addition, non-employee directors shall receive awards on the terms and subject to the conditions stated in the Plan.

3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, [●] shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.

For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be [●], subject to adjustment as provided in Section 5 of this Article I; provided, however, that for purposes of this sentence, stock options and tandem SARs shall be treated as one grant. If the Plan becomes effective, no new grants shall be made under any equity plan of the Company that is in effect as of the date immediately prior to the date of stockholder approval of the Plan (the “Existing Company Plans”) and all such Existing Company Plans shall be terminated, provided, however, that such termination shall have no effect on any outstanding awards granted under any Existing Company Plan.

Shares of common stock to be issued may be treasury shares reacquired by the Company or authorized and unissued shares, or a combination of both.

4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board (the “Committee”), provided that the Board may designate a separate committee, also meeting the requirements set forth in the following sentence, to administer Article V hereof. Each member of the Committee shall be a director that the Board has determined to be (i) an “outside director” within the meaning of Section 162(m) of the Code, (ii) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) “independent” within the meaning of the rules of the principal stock exchange on which the common stock is traded. The Committee shall, subject to the terms of the Plan, select eligible participants for grants and awards; determine the form of each grant and award, either as cash, bonus awards, stock options, SARs, restricted stock awards, stock unit awards or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the timing and conditions of vesting, exercise or settlement, whether dividends or dividend equivalents accrue under any award, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. Notwithstanding the foregoing and subject to Article V, all stock option awards, SARs, restricted stock awards and stock unit awards, other than awards that are subject to performance-based vesting conditions over a performance period of at least one year, shall have a minimum vesting period of at least three years from the date of grant (such vesting may, in the discretion of the Committee, occur in full at the end of such period or may occur in specified installments over such period, provided that no more than 40% of any particular award may vest by the end of the first year following the date of grant and no more than 80% of any particular award may vest by the end of the second year following the date of grant); provided, however, that the Committee may provide for early vesting upon the death, permanent and total disability, retirement or termination of service of the award recipient. The Committee may also waive this minimum vesting-period requirement (A) with respect to awards made to newly hired employees, (B) to accelerate vesting of awards made to existing employees affected by workforce reductions, (C) in similar circumstances, as determined by the Committee in the exercise of its discretion and (D) as otherwise required by law or the terms of the Plan. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Notwithstanding anything in this Plan to the contrary and subject to Section 5 of this Article I, to the extent required by the [●] Stock Market, or any other stock exchange on which shares of Common Stock are traded, the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a repricing, without the approval of the stockholders of the Company.

Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and such grant or award shall be effective as of the effective date set forth in the agreement. The Committee may delegate some or all of its power and authority hereunder to the chief executive officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) a person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such participant would be outstanding, (B) an officer or other person subject to Section 16 of the Exchange Act or (C) a person who is not an employee of the Company or (ii) decisions concerning the time, pricing or amount of a grant or award to a participant, officer or other person described in clause (i) above. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event affecting the Company or its common stock, or any distribution to holders of the Company’s common stock other than a regular cash dividend, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) available under the Plan, the specific share limitations otherwise set forth in the Plan, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding bonus award, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding stock option and the purchase price per security and the terms of each outstanding SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options and SARs without an increase in the aggregate purchase price or base price. For purposes of the Plan, the fair market value of the common stock on a specified date shall be the closing market price of the common stock on such date, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred.

6. Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the next meeting of stockholders held following the Board’s adoption of the Plan and, if approved, shall become effective on the date of such stockholder approval. The Plan shall terminate on the date on which shares are no longer available for grants or awards under the Plan, unless terminated prior thereto by action of the Board; provided, however that if the Plan itself has not previously terminated, Section 1 of Article V shall terminate on the date that is ten years from the date of stockholder approval of the Plan. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the number of shares available under the Plan or would amend the prohibition on repricing of awards set forth in Section 4 of this Article I or otherwise permit the repricing of awards granted hereunder. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

II.	Bonus Awards

1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible participants in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, if the Committee so determines, in its sole discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the participant but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

2. Performance Awards. (a) Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with such actual amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific performance goals over a performance period of not less than one nor more than ten years, as determined by the Committee.

(b) In no event shall any participant receive a payment with respect to any performance award if the minimum threshold performance goals requirement applicable to the payment is not achieved during the performance period.

(c) If the Committee desires that compensation payable pursuant to performance awards be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, then with respect to such performance awards, for any calendar year (i) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment thereunder is determined by reference to shares of common stock (or the fair market value thereof), shall not exceed [●] shares of common stock (or the fair market value thereof), subject to adjustment as set forth in Section 5 of Article I, and (ii) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment is not determined by reference to shares of common stock, shall not exceed $[●]. The limits set forth in this Section (c) of Article II shall be proportionately increased for performance periods that are longer than 12 months.

(d) The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall retain sole discretion to reduce the amount of or eliminate any payment otherwise payable to a participant with respect to any performance award. If so provided in any agreement evidencing a performance award, the Committee may exercise such discretion by establishing conditions for payments in addition to the performance goals, including the achievement of financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

(e) For purposes of the Plan, “performance goals” means the objectives established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant’s receipt of all or a part of a performance-based award under the Plan. The performance goals shall be tied to one or more of the following business criteria, determined with respect to the Company or the applicable sector, business unit or division: net sales; cost of sales; gross profit; earnings from operations; earnings before interest, taxes, depreciation and amortization; earnings before income taxes; earnings before interest and taxes; cash flow measures; return on equity; return on assets; return on net assets employed; return on capital; working capital; leverage ratio; stock price measures; enterprise value; safety measures; net income per common share (basic or diluted); EVA™ (Economic Value Added, which represents the cash operating earnings of the Company after deducting a charge for capital employed); cost reduction objectives or, in the case of awards not intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, any other similar criteria established by the Plan Committee for the applicable performance period. The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events. If the Committee desires that compensation payable pursuant to any award subject to performance goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals (i) shall be established by the Committee no later than 90 days after the beginning of the applicable performance period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant’s continuing in the Company’s employ for a period specified in the award.

4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that (i) a distribution with respect to shares of common stock, other than a regular quarterly cash dividend, and (ii) a regular cash dividend with respect to shares of common stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

During the restriction period, the shares subject to a restricted stock award shall be held in book entry form, with the restrictions, terms and conditions duly noted, or alternatively a certificate or certificates representing restricted shares shall be registered in the holder’s name or the name of a nominee of the Company and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the shares of restricted common stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company’s right to require payment of any taxes, the requisite number of shares of common stock shall be delivered to the holder of such award.

5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, except as otherwise provided by the Committee in its sole discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to an account for the participant and held until the award is forfeited or paid out and interest may be credited on the account at a rate determined by the Committee.

6. Events Upon Vesting. At the time of vesting of an award made pursuant to this Article II, (i) the award (and any dividend equivalents, other distributions and interest which have been credited), if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.

III.	Stock Options

1. Options for Eligible Participants. Options to purchase shares of common stock may be granted to such eligible participants as may be selected by the Committee. These options may, but need not, constitute “incentive stock options” under Section 422 of the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options. No incentive stock options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the effective date of the Plan.

2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option; provided, further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a “Ten Percent Holder”), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

3. Exercise of Options. The period during which options granted hereunder may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

An option may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock that would otherwise be delivered having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (E) to the extent expressly authorized by the Committee, via a cashless exercise arrangement with the Company or (F) a combination of (A) and (B), (ii) if applicable, by surrendering to the Company any SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have the sole discretion to disapprove of an election pursuant to clause (D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of common stock shall be delivered until the full purchase price therefor has been paid.

IV.	Stock Appreciation Rights

1. Grants. Free-standing SARs entitling the grantee to receive cash or shares of common stock having a fair market value equal to the appreciation in market value of a stated number of shares of common stock from the date of grant to the date of exercise of such SARs, or in the case of tandem SARs, from the date of grant of the related stock option to the date of exercise of such tandem SARs, may be granted to such participants as may be selected by the Committee. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. Tandem SARs shall be automatically canceled upon exercise of the related stock option.

2. Number of SARs and Base Price. The number of SARs subject to a grant shall be determined by the Committee. Any tandem SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. The base price of a tandem SAR shall be the purchase price per share of common stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such SAR.

3. Exercise of SARs. The agreement relating to a grant of SARs may specify whether such grant shall be settled in shares of common stock (including restricted shares of common stock) or cash or a combination thereof. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock to which the SAR relates over the base price of the SAR. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine. The period during which SARs granted hereunder may be exercised shall be determined by the Committee; provided, however, no SAR shall be exercised later than ten years after the date of its grant; and provided, further, that no tandem SAR shall be exercised if the related option has expired or has been canceled or forfeited or has otherwise terminated. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of common stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for restricted shares of common stock, the restricted shares shall be issued in accordance with Section 4 of Article II and the holder of such restricted shares shall have such rights of a stockholder of the Company as determined pursuant to such Section. Prior to the exercise of an SAR for shares of common stock, including restricted shares, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of common stock subject to such SAR.

A tandem SAR may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of such SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

V.	Awards to Non-Employee Directors

1. Annual Grants to Non-Employee Directors. On the date of the Company’s 2017 annual meeting of stockholders, and on the date of each subsequent annual meeting prior to the termination of this Section 1, the Company shall make an award under the Plan to each individual who is, immediately following such annual meeting, a non-employee director. Awards granted pursuant to this Section 1 of Article V shall be in the form of stock options, restricted stock, stock units or SARs. The form of such awards, and the number of shares subject to each such award, shall be determined by a committee meeting the requirements for the Committee described above in Section 4 of Article I in the exercise of its sole discretion. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an award granted to a non-employee director pursuant to this Section 1 of Article V shall have a minimum vesting period of one year from the date of grant.

2. Elective Options for Non-Employee Directors. Each non-employee director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of any annual base cash retainer fee for services as a director of the Company, any fees for attendance at meetings of the Board or any committee of the Board and any fees for serving as a member or chairman of any committee of the Board that would otherwise be payable to such non-employee director (“Fees”), an option to purchase shares of common stock, which option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such option equal to the amount of such Fees and which shall be subject to all of the terms and conditions set forth in Article III of the Plan. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an option granted to a non-employee director pursuant to this Section 2 of Article V shall become exercisable in full on the first anniversary of the date of grant.

VI.	Other

1. Non-Transferability of Options and Stock Appreciation Rights. No option or SAR shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option or SAR. Each option or SAR may be exercised during the participant’s lifetime only by the participant or the participant’s guardian, legal representative or similar person or the permitted transferee of the participant. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such liability, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election involving clause (D). An agreement relating to a grant or award hereunder may not provide for shares of common stock to be withheld having an aggregate fair market value in excess of the minimum amount of taxes required to be withheld. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3. Acceleration Upon Change in Control. If while (i) any performance award or fixed award granted under Article II is outstanding, (ii) any stock option granted under Article III of the Plan or SAR granted under Article IV of the Plan is outstanding or (iii) any award made to non-employee directors pursuant to Article V (“nonemployee director awards”) is outstanding:

(a) any “person,” as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a “Person”) is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any period of two (2) consecutive years beginning on the date that stockholders approve the Plan, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) a merger or consolidation of the Company with any other corporation (hereinafter, a “Corporate Transaction”) is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or for the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets,

(any of such events being hereinafter referred to as a “Change in Control”), then upon the date of such Change in Control, (i) with respect to such performance awards, the highest level of achievement specified in the award shall be deemed met and the award shall be immediately and fully vested, (ii) with respect to such fixed awards, the period of continued employment specified in the award upon which the award is contingent shall be deemed completed and the award shall be immediately and fully vested, (iii) with respect to such options and SARs, all such options and SARs, whether or not then exercisable in whole or in part, shall be immediately and fully exercisable and (iv) with respect to such non-employee director awards, all conditions with respect to vesting or exercisability shall be deemed to be satisfied and such awards shall be immediately and fully vested and exercisable. In connection with such Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

(i) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of common stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Committee in accordance with Section 5 of Article I; and/or

(ii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (a) a cash payment in an amount equal to (1) in the case of an option or an SAR, the number of shares of common stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the fair market value of a share of common stock as of the date of the Change in Control, over the exercise price or base price per share of common stock subject to such option or SAR, (2) in the case of a restricted stock award, stock unit award or bonus award denominated in shares of common stock, the number of shares of common stock then subject to the portion of such award surrendered, multiplied by the fair market value of a share of common stock as of the date of the Change in Control, and (3) in the case of a bonus award denominated in cash, the value of the bonus award then subject to the portion of such award surrendered; (b) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (a) above; or (c) a combination of the payment of cash pursuant to clause (a) above and the issuance of shares pursuant to clause (b) above.

4. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5. No Right of Participation or Employment. No person (other than non-employee directors to the extent provided in Article V) shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to employment or continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

7. Awards Subject to Clawback. The awards and any cash payment or securities delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

8. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

9. Foreign Participants. Notwithstanding any provision of the Plan to the contrary the Committee may, with a view to both promoting achievement of the purposes of the Plan and complying with (i) provisions of laws in countries outside the United States in which the Company or its subsidiaries operate or have employees and (ii) the rules of any foreign stock exchange upon which the common stock may be listed, determine which persons outside the United States shall be eligible to participate in the Plan on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or advisable and, to that end, the Committee may establish sub-plans, modified option exercise procedures and other terms and procedures.

10. Insider Limits. Notwithstanding any other provision of the Plan, (i) the maximum number of shares of common stock which may be reserved for issuance to insiders (as defined in the Ontario Securities Act) under the Plan, together with any other previously established or proposed incentive plan, shall not exceed 10% of the outstanding shares of common stock, (ii) the maximum number of shares of common stock which may be issued to insiders under the Plan, together with any other previously established or proposed incentive plan, within any one year period shall not exceed 10% of the outstanding shares of common stock, and (iii) the maximum number of shares of common stock which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed incentive plan, within a one-year period, shall not exceed 5% of the outstanding shares of common stock.

11. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the next meeting of stockholders following the Board’s adoption of the Plan.